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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):         JANUARY 31, 2002

                                  DYNEGY INC.

             (Exact name of registrant as specified in its charter)


           ILLINOIS                    1-15659               74-2928353
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
       of incorporation)                                 Identification No.)

                1000 LOUISIANA, SUITE 5800, HOUSTON, TEXAS 77002
                ------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (713) 507-6400
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ITEM 5.  OTHER EVENTS.

     On January 31, 2002, Dynegy Holdings Inc., a Delaware corporation ("Dynegy Holdings") and wholly owned subsidiary of Dynegy Inc., an Illinois corporation ("Dynegy"), closed on its option (the "Option") to purchase from CGNN Holding Company, Inc., a Delaware corporation ("CGNN"), all of the membership interests of MCTJ Holding Co. LLC, a Delaware limited liability company ("MCTJ"). MCTJ indirectly owns all of the common stock of Northern Natural Gas Company, a Delaware corporation ("Northern Natural"). Dynegy Holdings paid to CGNN a $23 million Option exercise price plus a working capital adjustment in connection with the closing.

     Dynegy Holdings acquired the Option pursuant to an Option Agreement dated as of November 9, 2001, as amended by the Amendment to Option Agreement dated as of November 19, 2001 and further modified by the Settlement Agreement dated as of January 3, 2002 (as amended, the "Option Agreement") among CGNN, Dynegy Holdings and MCTJ. The Option Agreement was entered into in connection with the terminated merger agreement among Dynegy, Enron Corp., an Oregon corporation ("Enron"), and the other parties thereto. Also in connection with the terminated merger agreement, Dynegy purchased 1,000 shares of Series A Preferred Stock, par value $.01 per share, of Northern Natural for $1.5 billion in cash. CGNN, an indirect wholly owned subsidiary of Enron, retained an option to repurchase the membership interests of MCTJ and Dynegy's preferred stock in Northern Natural through June 30, 2002.

     Northern Natural provides transportation and storage services to its customers and provides cross-haul and grid transportation between other interstate and intrastate pipelines in the Permian, Anadarko, Hugoton and Midwest areas. Northern Natural's 16,600 miles of pipeline extend from the Permian Basin in Texas to the Upper Midwest, providing extensive access to major utilities and industrial customers. Northern Natural's storage capacity is 59 billion cubic feet and its market area capacity is approximately 4.3 billion cubic feet per day.

     A copy of Dynegy's January 31, 2002 press release relating to the Option exercise is attached hereto as exhibit 99.1 and is incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired - Not applicable.

(b)  Pro Forma Financial Information - Not applicable.

(c)  Exhibits:

     99.1   Press release of Dynegy Inc. dated January 31, 2002.

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ITEM 9.  REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     Concurrently with the filing of this Form 8-K, Dynegy Holdings is filing a preliminary prospectus supplement under Rule 424(b) under the Securities Act of 1933 relating to a potential public debt issuance pursuant to an effective Registration Statement on Form S-3 (Registration No. 333-66090). Dynegy files herewith the preliminary prospectus supplement, which contains incremental new information, as exhibit 99.2.

UNCERTAINTY OF FORWARD-LOOKING STATEMENTS AND INFORMATION.

     Dynegy's reports, filings and other public announcements often include statements reflecting assumptions, expectations, projections, intentions or beliefs about future events. These statements are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "project," "forecast," "may," "will," "should," "expect" and other words of similar meaning. In particular, these include, but are not limited to, statements relating to the following:

     . Projected operating or financial results;

     . Expectations regarding capital expenditures, dividends and other payments;

     . Pending or recent acquisitions such as the acquisitions of Northern
       Natural and BG Storage Limited, including the anticipated closing date, expected cost savings or synergies and the accretive or dilutive impact of an acquisition on earnings;

     . Expectations regarding transaction volume and liquidity in wholesale energy markets in North America and Europe;

     . Beliefs or assumptions about the outlook for deregulation of retail and wholesale energy markets in North America and Europe and anticipated business developments in such markets;

     . Dynegy's ability to effectively compete for market share with industry participants;

     . Beliefs about the outcome of Dynegy Inc.'s or Dynegy Holdings' legal and administrative proceedings, including matters involving Enron;

     . The expected commencement date for commercial operations for new power plants; and

     . Anticipated developments with respect to demand for broadband services and applications and Dynegy's strategic plans in connection therewith.

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Any or all of Dynegy's forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties, including the following:

     . The timing and extent of changes in commodity prices for energy, particularly natural gas, electricity and natural gas liquids, or communications products or services;

     . The timing and extent of deregulation of energy markets in North America and Europe and the rules and regulations adopted on a transitional basis in such markets;

     . The condition of the capital markets generally, which will be affected by interest rates, foreign currency fluctuations and general economic conditions, as well as Dynegy's and Dynegy Holdings' ability to maintain its investment grade credit ratings;

     . The effectiveness of Dynegy's risk-management policies and procedures and the ability of Dynegy's trading counterparties to satisfy their financial commitments;

     . The liquidity and competitiveness of wholesale trading markets for energy commodities, including the impact of electronic or online trading in these markets;

     . Operational factors affecting the start up or ongoing commercial operations of Dynegy's power generation or midstream natural gas facilities, including catastrophic weather related damage, unscheduled outages or repairs, unanticipated changes in fuel costs or availability, the unavailability of gas transportation, the unavailability of electric transmission service or workforce issues;

     . Uncertainties regarding the development of, and competition within, the market for broadband services in North America and Europe, including risks relating to competing technologies and standards, regulation, capital costs and the timing and amount of customer demand for high bandwidth applications;

     . Cost and other effects of legal and administrative proceedings, settlements, investigations and claims, including legal proceedings related to the terminated merger with Enron and environmental liabilities that may not be covered by indemnity or insurance;

     . Other North American or European regulatory or legislative developments that affect the demand for energy generally, increase the environmental compliance cost for Dynegy's power generation or midstream gas facilities or impose liabilities on the owners of such facilities; and

     . General political conditions, including any extended period of war or conflict involving North America or Europe.

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Many of these factors will be important in determining Dynegy's actual future results. Consequently, no forward-looking statement can be guaranteed. Dynegy's actual future results may vary materially from those expressed or implied in any forward-looking statements.

     All of Dynegy's forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date of this report.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DYNEGY INC.


                                     /s/  Keith R. Fullenweider
                                    ----------------------------
                                    Keith R. Fullenweider
                                    Senior Vice President and
                                    Deputy General Counsel

Dated:   February 14, 2002

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                               INDEX TO EXHIBITS

99.1  Press release of Dynegy Inc. dated January 31, 2002.

99.2 Dynegy Holdings Inc. preliminary prospectus supplement (excluding accompanying base prospectus and filed for informational purposes only)

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